Exhibit 99.1

Duke Energy Carolinas

Summary of Rate Case Filing in South Carolina

Docket 2013-59-E

Major Components of Filing

•                  On March 18, 2013, Duke Energy Carolinas filed a rate case with the Public Service Commission of South Carolina (PSCSC) to request an average 15.1 percent increase in retail revenues, or approximately $220 million:

•                  The rate case filing requests an overall rate of return of ~8.45% based on approval of an 11.25% return on equity and a 53% equity component of the capital structure

•                  The filing is based on a South Carolina retail rate base of ~$4.3 billion as of June 30, 2012 and adjusted for known and measurable changes (hearings are expected to commence in July 2013)

•                  This rate increase request is driven by:

Drivers	Revenue Requirement	% of Total Request

Incremental costs associated with the Company’s rate base, including capital investments of $3.3 billion(1) for plant modernization, environmental compliance and other capital additions (see additional information below)

	~$120 million	~55%

Impact of lower sales volumes and the net effect of various changes to costs including end of life nuclear reserves not covered by the decommissioning reserve, Fukushima and Cyber Security costs, and vegetation management costs offset by merger related savings

	~$100 million	~45%

•                  Capital investments of ~$3.3 billion(1) since the 2011 rate case, including pro-forma adjustments to reflect known and measurable changes include:

•                  Dan River Combined Cycle Project - $673 million

•                  Cliffside Unit 6 - $236 million incremental investment compared to approximately $1.7 billion already included in base rates

•                  Oconee Nuclear Upgrades - $141 million incremental investment compared to approximately $300 million already included in base rates

•                  McGuire Capacity Uprates - $135 million incremental investment compared to approximately $30 million already included in base rates

•                  Transmission and Distribution - $775 million

•                  Other Generating Plant Investments - $721 million

•                  Other projects and general CWIP(2) - $657 million

•                  If approved by the PSCSC, rates would likely go in effect in mid to late September 2013

(1)  Represents DE Carolinas total, which is allocated ~70% to NC, ~25% to SC and ~5% to wholesale

(2)  SC allows all CWIP in rate base (compared to NC, which allows CWIP on baseload generation only)

FORWARD-LOOKING INFORMATION

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions.

These forward-looking statements are identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “outlook,” “guidance,” and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results to be differ materially from the results predicted. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: state, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, as well as rulings that affect cost and investment recovery or have an impact on rate structures; the ability to recover eligible costs and earn an adequate return on investment through the regulatory process; the cost of retiring Progress Energy Florida’s Crystal River Unit 3 could prove to be more extensive than is currently identified, all costs associated with the retirement of Crystal River Unit 3, including replacement power, may not be fully recoverable through the regulatory process; the ability to maintain relationships with customers, employees or suppliers post-merger; the ability to successfully integrate the Progress Energy businesses and realize cost savings and any other synergies expected from the merger; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the impact of compliance with material restrictions of conditions related to the Progress Energy merger imposed by regulators could exceed our expectations; costs and effects of legal and administrative proceedings, settlements, investigations and claims; industrial, commercial and residential growth or decline in the respective Duke Energy Registrants’ service territories, customer base or customer usage patterns; additional competition in electric markets and continued industry consolidation; political and regulatory uncertainty in other countries in which Duke Energy conducts business; the influence of weather and other natural phenomena on each of the Duke Energy Registrants’ operations, including the economic, operational and other effects of storms, hurricanes, droughts and tornadoes; the ability to successfully operate electric generating facilities and deliver electricity to customers; the ability to recover, in a timely manner, if at all, costs associated with future significant weather events through the regulatory process; the impact on the Duke Energy Registrants’ facilities and business from a terrorist attack, cyber security threats and other catastrophic events; the inherent risks associated with the operation and potential construction of nuclear facilities, including environmental, health, safety, regulatory and financial risks; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates and the ability to recover such costs through the regulatory process, where appropriate; unscheduled generation outages, unusual maintenance or repairs and electric transmission system constraints; the performance of electric generation facilities and of projects undertaken by Duke Energy’s non-regulated businesses; the results of financing efforts, including the Duke Energy Registrants’ ability to obtain financing on favorable terms, which can be affected by various factors, including the respective Duke Energy Registrants’ credit ratings and general economic conditions; declines in the market prices of equity securities and resultant cash funding requirements for Duke Energy’s defined benefit pension plans and nuclear decommissioning trust funds; the level of creditworthiness of counterparties to Duke Energy Registrants’ transactions; employee workforce factors, including the potential inability to attract and retain key personnel; growth in opportunities for the respective Duke Energy Registrants’ business units, including the timing and success of efforts to develop domestic and international power and other projects; construction and development risks associated with the completion of Duke Energy Registrants’ capital investment projects in existing and new generation facilities, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules, and satisfying operating and environmental performance standards, as well as the ability to recover costs from ratepayers in a timely manner or at all; the subsidiaries ability to pay dividends or distributions to Duke Energy Corporation holding company (the Parent); the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; the impact of potential goodwill impairments; the ability to reinvest retained earnings of foreign subsidiaries or repatriate such earnings on a tax-free basis; and the ability to successfully complete future merger, acquisition or divestiture plans.

Additional risks and uncertainties are identified and discussed in Duke Energy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.  In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Duke Energy has described. Duke Energy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.